SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 13, 2002
                                                         (August 12, 2002)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



  .... DELAWARE....................1-9318........................13-2670991...
  (State or other jurisdiction    (Commission                   (IRS Employer
          of incorporation)       File Number)               Identification No.)



          ONE FRANKLIN PARKWAY, SAN MATEO, CALIFORNIA........ 94403...
           (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code.(650) 312-3000


                 ----------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

Exhibit 99.1 - Statement Under Oath of Principal Executive Officer and Principal
               Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 7, 2002 of Charles B. Johnson, the Principal Executive Officer.


Exhibit 99.2 - Statement Under Oath of Principal Executive Officer and Principal
               Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002 of Martin L. Flanagan, the Principal Financial Officer.


ITEM 9. REGULATION FD DISCLOSURE

On August 12, 2002, Franklin Resources, Inc. submitted to the Securities and Exchange Commission (the "SEC") the Statement Under Oath of Principal Executive Officer and Principal Financial Officer of Charles B. Johnson, the Principal Executive Officer, and Martin L. Flanagan, the Principal Financial Officer, in accordance with the SEC's June 27, 2002 Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRANKLIN RESOURCES, INC.
                                  (Registrant)


Date: August 13, 2002             /s/ Leslie M. Kratter
                                  --------------------------
                                  LESLIE M. KRATTER
                                  Senior Vice President and Secretary


                                    Exhibits

Exhibit 99.1 - Statement Under Oath of Principal Executive Officer and Principal
               Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 7, 2002 of Charles B. Johnson, the Principal Executive Officer.


Exhibit 99.2 - Statement Under Oath of Principal Executive Officer and Principal
               Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 9, 2002 of Martin L. Flanagan, the Principal Financial Officer.